Updated as of September 10, 2024

EXHIBIT A

to the

AMERICAN FUNDS INSURANCE SERIES

Amended and Restated Plan of Distribution of Class 1A Shares

Fund	Effective Date	Termination Date
Global Growth Fund	May 1, 2024	April 30, 2025
Global Small Capitalization Fund	May 1, 2024	April 30, 2025
U.S. Small and Mid Cap Equity Fund	Commencement of Operations	April 30, 2025
Growth Fund	May 1, 2024	April 30, 2025
International Fund	May 1, 2024	April 30, 2025
New World Fund	May 1, 2024	April 30, 2025
Capital World Growth and Income Fund	May 1, 2024	April 30, 2025
Growth-Income Fund	May 1, 2024	April 30, 2025
International Growth and Income Fund	May 1, 2024	April 30, 2025
Washington Mutual Investors Fund	May 1, 2024	April 30, 2025
Capital Income Builder	May 1, 2024	April 30, 2025
Asset Allocation Fund	May 1, 2024	April 30, 2025
American Funds Global Balanced Fund	May 1, 2024	April 30, 2025
American Funds Mortgage Fund	May 1, 2024	April 30, 2025
The Bond Fund of America	May 1, 2024	April 30, 2025
Corporate Bond Fund	May 1, 2024	April 30, 2025
Capital World Bond Fund	May 1, 2024	April 30, 2025
American High-Income Trust	May 1, 2024	April 30, 2025
Ultra-Short Bond Fund	May 1, 2024	April 30, 2025
U.S. Government Securities Fund	May 1, 2024	April 30, 2025

Portfolio Series – American Funds Global Growth Portfolio	May 1, 2024	April 30, 2025
Portfolio Series – American Funds Growth and Income Portfolio	May 1, 2024	April 30, 2025

Target Date Series - American Funds IS 2070 Target Date Fund	May 1, 2024	April 30, 2025
Target Date Series - American Funds IS 2065 Target Date Fund	May 1, 2024	April 30, 2025
Target Date Series - American Funds IS 2060 Target Date Fund	May 1, 2024	April 30, 2025
Target Date Series - American Funds IS 2055 Target Date Fund	May 1, 2024	April 30, 2025
Target Date Series - American Funds IS 2050 Target Date Fund	May 1, 2024	April 30, 2025
Target Date Series - American Funds IS 2045 Target Date Fund	May 1, 2024	April 30, 2025
Target Date Series - American Funds IS 2040 Target Date Fund	May 1, 2024	April 30, 2025
Target Date Series - American Funds IS 2035 Target Date Fund	May 1, 2024	April 30, 2025
Target Date Series - American Funds IS 2030 Target Date Fund	May 1, 2024	April 30, 2025
Target Date Series - American Funds IS 2025 Target Date Fund	May 1, 2024	April 30, 2025
Target Date Series - American Funds IS 2020 Target Date Fund	May 1, 2024	April 30, 2025
Target Date Series - American Funds IS 2015 Target Date Fund	May 1, 2024	April 30, 2025
Target Date Series - American Funds IS 2010 Target Date Fund	May 1, 2024	April 30, 2025

Updated as of September 10, 2024

EXHIBIT A

to the

AMERICAN FUNDS INSURANCE SERIES

Amended and Restated Plan of Distribution of Class 2 Shares

Fund	Effective Date	Termination Date
Global Growth Fund	May 1, 2024	April 30, 2025
Global Small Capitalization Fund	May 1, 2024	April 30, 2025
U.S. Small and Mid Cap Equity Fund	Commencement of Operations	April 30, 2025
Growth Fund	May 1, 2024	April 30, 2025
International Fund	May 1, 2024	April 30, 2025
New World Fund	May 1, 2024	April 30, 2025
Capital World Growth and Income Fund	May 1, 2024	April 30, 2025
Growth-Income Fund	May 1, 2024	April 30, 2025
International Growth and Income Fund	May 1, 2024	April 30, 2025
Washington Mutual Investors Fund	May 1, 2024	April 30, 2025
Capital Income Builder	May 1, 2024	April 30, 2025
Asset Allocation Fund	May 1, 2024	April 30, 2025
American Funds Global Balanced Fund	May 1, 2024	April 30, 2025
American Funds Mortgage Fund	May 1, 2024	April 30, 2025
The Bond Fund of America	May 1, 2024	April 30, 2025
Corporate Bond Fund	May 1, 2024	April 30, 2025
Capital World Bond Fund	May 1, 2024	April 30, 2025
American High-Income Trust	May 1, 2024	April 30, 2025
Ultra-Short Bond Fund	May 1, 2024	April 30, 2025
U.S. Government Securities Fund	May 1, 2024	April 30, 2025

Portfolio Series – American Funds Global Growth Portfolio	May 1, 2024	April 30, 2025
Portfolio Series – American Funds Growth and Income Portfolio	May 1, 2024	April 30, 2025

Target Date Series - American Funds IS 2070 Target Date Fund	May 1, 2024	April 30, 2025
Target Date Series - American Funds IS 2065 Target Date Fund	May 1, 2024	April 30, 2025
Target Date Series - American Funds IS 2060 Target Date Fund	May 1, 2024	April 30, 2025
Target Date Series - American Funds IS 2055 Target Date Fund	May 1, 2024	April 30, 2025
Target Date Series - American Funds IS 2050 Target Date Fund	May 1, 2024	April 30, 2025
Target Date Series - American Funds IS 2045 Target Date Fund	May 1, 2024	April 30, 2025
Target Date Series - American Funds IS 2040 Target Date Fund	May 1, 2024	April 30, 2025
Target Date Series - American Funds IS 2035 Target Date Fund	May 1, 2024	April 30, 2025
Target Date Series - American Funds IS 2030 Target Date Fund	May 1, 2024	April 30, 2025
Target Date Series - American Funds IS 2025 Target Date Fund	May 1, 2024	April 30, 2025
Target Date Series - American Funds IS 2020 Target Date Fund	May 1, 2024	April 30, 2025
Target Date Series - American Funds IS 2015 Target Date Fund	May 1, 2024	April 30, 2025
Target Date Series - American Funds IS 2010 Target Date Fund	May 1, 2024	April 30, 2025

Updated as of September 10, 2024

EXHIBIT A

to the

AMERICAN FUNDS INSURANCE SERIES

Amended and Restated Plan of Distribution of Class 4 Shares

Fund	Effective Date	Termination Date
Global Growth Fund	May 1, 2024	April 30, 2025
Global Small Capitalization Fund	May 1, 2024	April 30, 2025
U.S. Small and Mid Cap Equity Fund	Commencement of Operations	April 30, 2025
Growth Fund	May 1, 2024	April 30, 2025
International Fund	May 1, 2024	April 30, 2025
New World Fund	May 1, 2024	April 30, 2025
Capital World Growth and Income Fund	May 1, 2024	April 30, 2025
Growth-Income Fund	May 1, 2024	April 30, 2025
International Growth and Income Fund	May 1, 2024	April 30, 2025
Washington Mutual Investors Fund	May 1, 2024	April 30, 2025
Capital Income Builder	May 1, 2024	April 30, 2025
Asset Allocation Fund	May 1, 2024	April 30, 2025
American Funds Global Balanced Fund	May 1, 2024	April 30, 2025
American Funds Mortgage Fund	May 1, 2024	April 30, 2025
The Bond Fund of America	May 1, 2024	April 30, 2025
Corporate Bond Fund	May 1, 2024	April 30, 2025
Capital World Bond Fund	May 1, 2024	April 30, 2025
American High-Income Trust	May 1, 2024	April 30, 2025
Ultra-Short Bond Fund	May 1, 2024	April 30, 2025
U.S. Government Securities Fund	May 1, 2024	April 30, 2025

Portfolio Series – American Funds Global Growth Portfolio	May 1, 2024	April 30, 2025
Portfolio Series – American Funds Growth and Income Portfolio	May 1, 2024	April 30, 2025

Target Date Series - American Funds IS 2070 Target Date Fund	May 1, 2024	April 30, 2025
Target Date Series - American Funds IS 2065 Target Date Fund	May 1, 2024	April 30, 2025
Target Date Series - American Funds IS 2060 Target Date Fund	May 1, 2024	April 30, 2025
Target Date Series - American Funds IS 2055 Target Date Fund	May 1, 2024	April 30, 2025
Target Date Series - American Funds IS 2050 Target Date Fund	May 1, 2024	April 30, 2025
Target Date Series - American Funds IS 2045 Target Date Fund	May 1, 2024	April 30, 2025
Target Date Series - American Funds IS 2040 Target Date Fund	May 1, 2024	April 30, 2025
Target Date Series - American Funds IS 2035 Target Date Fund	May 1, 2024	April 30, 2025
Target Date Series - American Funds IS 2030 Target Date Fund	May 1, 2024	April 30, 2025
Target Date Series - American Funds IS 2025 Target Date Fund	May 1, 2024	April 30, 2025
Target Date Series - American Funds IS 2020 Target Date Fund	May 1, 2024	April 30, 2025
Target Date Series - American Funds IS 2015 Target Date Fund	May 1, 2024	April 30, 2025
Target Date Series - American Funds IS 2010 Target Date Fund	May 1, 2024	April 30, 2025